METROPOLITAN SERIES FUND

SUPPLEMENT DATED NOVEMBER 30, 2012

TO

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2012,

AS AMENDED JUNE 6, 2012 (THE “SAI”)

BLACKROCK AGGRESSIVE GROWTH PORTFOLIO

The Board of Trustees of Metropolitan Series Fund (the “Trust”) has approved a change of subadviser for the BlackRock Aggressive Growth Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Frontier Capital Management Company, LLC (“Frontier”) to be effective January 7, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Frontier. Effective January 7, 2013, the name of the Portfolio will change to Frontier Mid Cap Growth Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the SAI will change to the Portfolio’s new name and references in the Trust’s SAI to BlackRock will change to Frontier. The Insurance Companies (as defined in the Trust’s prospectus) may temporarily continue to refer to BlackRock and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the sections of the SAI describing the Portfolio are effective January 7, 2013:

In the subsection of the SAI entitled “Investment Policies-BlackRock Aggressive Growth Portfolio, BlackRock Legacy Large Cap Growth Portfolio and BlackRock Large Cap Value Portfolio,” all references to BlackRock Aggressive Growth Portfolio are deleted.

In the section of the SAI entitled “Investment Policies,” the following disclosure is added:

Frontier Mid Cap Growth Portfolio

The Portfolio typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts, including emerging market securities. The Portfolio generally will not invest more than 25% of its total assets in foreign securities.

In the subsection entitled “Advisory Arrangements—Advisory Structure,” the information regarding BlackRock is replaced with the following:

BlackRock Advisors, LLC (“BlackRock”), subadviser to BlackRock Bond Income, BlackRock Diversified, BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth and BlackRock Money Market, is an indirect wholly-owned subsidiary of BlackRock, Inc., which is independent in ownership and governance, with no single majority stock holder and a majority of independent directors. BlackRock Inc. is an affiliate of The PNC Financial Services Group, Inc. In addition, Barclays Bank PLC holds an economic stake in BlackRock, Inc.

In the subsection entitled “Advisory Arrangements—Advisory Structure,” the following disclosure is added:

Frontier Capital Management Company, LLC serves as the investment subadviser of Frontier Mid Cap Growth Portfolio pursuant to an investment subadvisory agreement. Frontier was founded in 1980, and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.

In the subsection entitled “Advisory Arrangements—Advisory Fee Waivers,” the following information relating to the Portfolio is added:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period January 7, 2013 through April 30, 2014, to reduce its advisory fees set out above under “Advisory Fees” for each class of the Portfolio listed below as follows:

Portfolio	Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
Frontier Mid Cap Growth	0.725%	First $500 million
	0.700%	Next $350 million
	0.675%	Next $400 million
	0.650%	Over $1.25 billion

In the subsection entitled “Advisory Arrangements—Subadvisory Fees,” the section of the table relating to the Portfolio’s subadvisory fee schedule is replaced with the following:

Portfolio	Annual Percentage Rate Paid by MetLife Advisers to the Subadvisers	Average Daily Net Asset Value Levels
Frontier Mid Cap Growth(1)	0.425%	First $500 million
	0.350%	Next $350 million
	0.325%	Next $400 million
	0.300%	Over $1.25 billion

In the subsection entitled “Advisory Arrangements-Subadvisory Fees,” the following footnote to the information provided regarding the Portfolio is added:

(1) Prior to January 7, 2013, the subadviser to Frontier Mid Cap Growth Portfolio was BlackRock Advisers, LLC and the subadvisory fee rate for Frontier Mid Cap Growth Portfolio was at the annual rate of 0.450% of the first $500 million of the Portfolio’s average daily net assets; 0.35% for the next $500 million of such assets; 0.30% for the next $1.5 billion of such assets; and 0.25% for such assets over $2.5 billion.

In the subsection entitled “Portfolio Managers—BlackRock Aggressive Growth Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified Portfolio, BlackRock Legacy Large Cap Growth Portfolio and BlackRock Large Cap Value Portfolio,” all references to the Portfolio and to Eileen Leary and Andrew Leger are deleted.

In the section entitled “Portfolio Managers,” the following information relating to the Portfolio is added:

Frontier Mid Cap Growth Portfolio

Other Accounts Managed (as of September 30, 2012)

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Stephen M. Knightly,	Registered investment companies	3	$1,468,221,920	1	$1,000,582,446
	Other pooled investment vehicles	1	$105,588,873	0	N/A
	Other accounts	43	$1,834,130,283	2	$190,570,478
Christopher J. Scarpa,	Registered investment companies	3	$1,468,221,920	1	$1,000,582,446
	Other pooled investment vehicles	1	$105,588,873	0	N/A
	Other accounts	43	$1,834,130,283	2	$190,570,478

In addition, as of September 30, 2012, neither Messrs. Knightly nor Scarpa beneficially owned equity securities of any Portfolio for which they served as portfolio manager.

Material Conflicts of Interest

Frontier generally manages all accounts with the same investment philosophy and uses the same investment process, thus limiting contrary positions among accounts.

In connection with its management of clients’ accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies, the allocation of IPOs, soft dollars and other brokerage practices, personal trading by employees, and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily on management fee revenues generated from client accounts.

Information about proxy voting policies and procedures followed by Frontier with respect to the Portfolio is attached to this supplement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SAI FOR FUTURE REFERENCE

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting. This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.    The name of the issuer of the portfolio security

2.    The ticker symbol of the security

3.    The CUSIP of the security

4.    The shareholder meeting date

5.    A description of the matter voted on

6.    Whether the matter was proposed by the issuer or by a security holder

7.    Whether the account voted on the matter

8.    How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.    Whether the vote that was cast was for or against management’s recommendation

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.    Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.    Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.    Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.    A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.    A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

September 2012